UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) December 19, 2014

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Manitex International, Inc. a Michigan corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on December 23, 2014 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of December 19, 2014 the Registrant completed the purchase of 14,790,000 shares of A.S.V., Inc. (“ASV”) stock, which represents 51% of ASV’s issued and outstanding shares. ASV manufactures a broad product line of technology-leading compact rubber-track and skid-steer loaders and accessories.

Item 9.01 Financial Statement Exhibits

(a)	Financial Statement of Business Acquired

Audited combined financial statements of Terex A.S.V. as of and for the year ended December 31, 2013 and the related Independent Auditors Report thereon are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited condensed combined financial statements of Terex A.S.V. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2013, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2014, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Exhibit Index

23.1	Consent of Crowe Horwath LLP

99.1	Audited combined financial statements of Terex A.S.V. as of and for the year ended December 31, 2013

99.2	Unaudited condensed combined financial statements of Terex A.S.V. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2013, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014, Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2014, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2015

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Crowe Horwath LLP

99.1	Audited combined financial statements of Terex A.S.V. as of and for the year ended December 31, 2013

99.2	Unaudited condensed combined financial statements of Terex A.S.V. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2013, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014, Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2014, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex International, Inc.